UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 8, 2011

K-V PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number 1-9601

Delaware	1-9601	43-0618919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Corporate Woods Drive Bridgeton, MO	63044
(Address of principal executive offices)	(Zip Code)

(314) 645-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01.	Other Events.

K-V Pharmaceutical Company (the “Company” or the “Registrant”) is filing this Current Report on Form 8-K for the purpose of incorporating the contents of this report and the exhibits hereto in the Company’s Registration Statement on Form S-1 registering the exchange offer relating to the Company’s 12% Senior Secured Notes due 2015, which are guaranteed by certain of the Company’s wholly-owned subsidiaries, that the Company intends to file on or about the date hereof (the “Registration Statement”).

This Current Report is being filed to add Note 26 to the Company’s audited consolidated financial statements which were included in the Company’s Annual Report on Form 10-K (the “Form 10-K”) for the year ended March 31, 2011 which was originally filed with the Securities and Exchange Commission (the “SEC”) on June 10, 2011. The additional note provides condensed consolidating financial information of the Company in accordance with Rule 3-10 of Regulation S-X promulgated by the SEC which reflects the combined results of Drug Tech Corporation, FP1096, Inc., Nesher Discovery Solutions, Inc., Nesher Pharmaceuticals, Inc., Nesher Solutions USA, Inc., Ther-Rx Corporation and Zeratech Technologies USA, Inc. (collectively, the “Subsidiary Guarantors”), which will be additional registrants named in the Registration Statement.

These updated historical financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K and have been updated, solely to include the new footnote referenced above related to the Subsidiary Guarantors, and are incorporated herein by reference. All other information provided in the Form 10-K remains unchanged and this Form 8-K does not modify or update the disclosures in the Form 10-K in any way other than the inclusion of the condensed consolidating financial information of the Company. The revised historical financial statements should be read in conjunction with other information that the Company has filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are furnished as part of this report:

Exhibit Number	Description

23.1	Consent of BDO USA, LLP

23.2	Consent of KPMG LLP

99.1	Consolidated Financial Statements and Notes thereto for the fiscal year ended March 31, 2011, updated to disclose condensed consolidating financial information.

The Registrant will post this Form 8-K on its Internet website at www.kvpharmaceutical.com. References to the Registrant’s website address are included in this Form 8-K only as inactive textual references and the Registrant does not intend them to be active links to its website. Information contained on the Registrant’s website does not constitute part of this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2011

K-V PHARMACEUTICAL COMPANY

By:	/s/ GREGORY J. DIVIS, JR.
Gregory J. Divis, Jr.
President and Chief Executive Officer

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